UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          Date of Report March 30, 2001


                 TRUST CREATED BY PNC MORTGAGE ACCEPTANCE CORP.
              (under a Pooling and Servicing Agreement dated as of
                   March 1, 2001, which Trust is the Issuer of
             Commercial Mortgage Pass-Through Certificates 2001-C1)
             (Exact name of registrant as specified in its charter)


         New York                     333-52506-01                 Applied For
(State or other jurisdiction     (Commission File Number)       (I.R.S. Employer
of incorporation)                                                Identification)


               45 Broadway, 12th Floor, New York, NY           10036
              (Address of principal executive offices)       (zip code)


        Registrant's telephone number, including area code: 212-515-5252


                             ----------------------

Item 2.           Acquisition or Disposition of Assets.

                  On March 30, 2001, a single series of certificates entitled Series 2001-C1 Commercial Mortgage Pass-Through Certificates (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), dated March 1, 2001, among PNC Mortgage Acceptance Corp., as depositor (the "Depositor"), Midland Loan Services, Inc., as Master Servicer and Special Servicer, Wells Fargo Bank Minnesota, N.A., as Trustee (the "Trustee") and LaSalle Bank National Association, as Certificate Administrator. The Certificates consist of 24 classes identified as the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class X-1 Certificates", the "Class X-2 Certificates", the "Class X Certificates", the "Class B Certificates", the "Class C-1 Certificates", the "Class C-2 Certificates", the "Class C-2X Certificates", the "Class D Certificates", the "Class E Certificates", the "Class F Certificates", the "Class G Certificates", the "Class H Certificates", the "Class J Certificates", the "Class K Certificates", the "Class L Certificates", the "Class M Certificates", the "Class N Certificates", the "Class O Certificates", the "Class V Certificates", the "Class R-I Certificates", the "Class R-II Certificates" and the "Class R-III Certificates", respectively. The Certificates were issued in exchange for, and to evidence the entire beneficial ownership interest in, the assets of a trust fund consisting primarily of a segregated pool of commercial and multifamily loans (the "Mortgage Loans"), having, as of the close of business on March 1, 2001, an aggregate principal balance of $881,598,223 after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received. The Depositor acquired the Mortgage Loans from PNC Bank, National Association ("PNC Bank"), Morgan Stanley Dean Witter Mortgage Capital Inc. and LaSalle Bank National Association pursuant to certain mortgage loan purchase agreements between said respective parties and the Depositor. The Depositor caused the Mortgage Loans to be transferred to the Trustee for the benefit of the holders of the Certificates. The Depositor sold the Class A-1, Class A-2, Class B, Class C-1, Class C-2 and Class C-2X Certificates to Morgan Stanley & Co. Incorporated, PNC Capital Markets, Inc., ABN AMRO Incorporated and Deutsche Bank Alex. Brown Inc. (collectively, the "Underwriters"), pursuant to an underwriting agreement dated March 29, 2001 (the "Underwriting Agreement") among the Depositor, PNC Bank and the Underwriters. The Pooling and Servicing Agreement is attached hereto as Exhibit 4.1 and the Underwriting Agreement is attached hereto as Exhibit 1.1.
         The initial notional amount or principal balance for each class of Certificates (other than the Class V, Class R-I, Class R-II and Class R-III Certificates which do not have a principal balance or notional amount) are set forth below.

          --------------------------- --------------------------------
                                         Initial Aggregate Notional
                Class Principal               Amount or Balance
          --------------------------- --------------------------------
                  Class A-1                      $146,701,000
          --------------------------- --------------------------------
                  Class A-2                      $560,781,000
          --------------------------- --------------------------------
                  Class X-1                      $409,943,173 1
          --------------------------- --------------------------------
                  Class X-2                      $249,944,680 1
          --------------------------- --------------------------------
                   Class X                       $471,655,049 1
          --------------------------- --------------------------------
                   Class B                        $33,060,000
          --------------------------- --------------------------------
                  Class C-1                       $18,856,000
          --------------------------- --------------------------------
                  Class C-2                       $12,000,000
          --------------------------- --------------------------------
                  Class C-2X                      $12,000,000 1
          --------------------------- --------------------------------
                   Class D                        $11,020,000
          --------------------------- --------------------------------
                   Class E                         $8,816,000
          --------------------------- --------------------------------
                   Class F                        $13,224,000
          --------------------------- --------------------------------
                   Class G                         $7,714,000
          --------------------------- --------------------------------


--------------------
1 Notional Amount

          --------------------------- --------------------------------
                                         Initial Aggregate Notional
                Class Principal               Amount or Balance
          --------------------------- --------------------------------
                   Class H                           $16,530,000
          --------------------------- --------------------------------
                   Class J                           $14,326,000
          --------------------------- --------------------------------
                   Class K                            $5,510,000
          --------------------------- --------------------------------
                   Class L                            $8,816,000
          --------------------------- --------------------------------
                   Class M                            $4,408,000
          --------------------------- --------------------------------
                   Class N                            $2,204,000
          --------------------------- --------------------------------
                   Class O                           $17,632,223
          --------------------------- --------------------------------

Item 7.        Financial Statements, Pro Forma Financial Information and
               Exhibits

Exhibit 1.1 Underwriting Agreement by and between PNC Mortgage Acceptance Corp., PNC Bank, National Association, Morgan Stanley & Co. Incorporated, PNC Capital Markets, Inc., ABN AMRO Incorporated and Deutsche Bank Alex. Brown Inc.

Exhibit 4.1 Pooling and Servicing Agreement dated as of March 1, 2001 by and between PNC Mortgage Acceptance Corp., Midland Loan Services, Inc., Wells Fargo Bank Minnesota, N.A. and LaSalle Bank National Association.





                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             MIDLAND LOAN SERVICES, INC., not in its individual capacity but solely as a duly authorized agentof Registrant pursuant to Section 3.20 of the Pooling and Servicing Agreement dated as of March 1, 2001


                            By:     /s/ Lawrence D. Ashley
                                    ------------------------------------------
                            Name:   Lawrence D. Ashley
                                    ------------------------------------------
                            Title:  Senior Vice President
                                    ------------------------------------------

Date:  March 30, 2001